EXHIBIT 99.1

Marathon Digital Holdings Announces Intent To Transition Hardin, Montana Bitcoin Mining Operations to More Sustainable Power Sources

Hardin Transition Reflects Marathon’s Commitment To Achieve 100% Carbon Neutrality by Year-End 2022

Las Vegas, NV – April 5, 2022 – Marathon Digital Holdings, Inc. (NASDAQ:MARA) (“Marathon” or “Company”), one of the largest enterprise Bitcoin self-mining companies in North America, today announced the Company’s intent to transition its bitcoin miners from the facility in Hardin, MT to new locations with more sustainable and non-carbon emitting sources of power.

In 2021, Marathon announced that the Company’s mining operations would be 100% carbon neutral by year-end 2022. To achieve that goal and to build upon its current strategy, Marathon intends to transition its bitcoin miners from the facility in Montana, which currently derives its power from a coal-fired power plant, to new locations with more sustainable sources of power. The transition is planned to occur in stages to minimize downtime and is currently expected to be completed during the third quarter of 2022.

“Marathon made a commitment for our mining operations to be 100% carbon neutral by the end of 2022,” said Fred Thiel, Marathon’s chairman and CEO. “To achieve that goal, we have endeavored to ensure our miners are as sustainably powered as possible. With the majority of our fleet already scheduled to be deployed at renewable power facilities and deployments currently underway, we believe it is an appropriate time to transition our legacy operations away from fossil fuel generation and towards more sustainable sources of power. We will therefore be moving our miners from Hardin, Montana to new locations that are more in line with our current strategy of deploying behind the meter at sustainable power stations. We would like to thank the team at Beowulf and Hardin for the integral role they played in helping Marathon through the early stages of our journey to become one of the leading Bitcoin miners in North America.”

Investor Notice

Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under “Risk Factors” in Item 1A of our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2021. If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. Future changes in the network-wide mining difficulty rate or Bitcoin hash rate may also materially affect the future performance of Marathon’s production of Bitcoin. Additionally, all discussions of financial metrics assume mining difficulty rates as of March 2022. The total network’s hash rate data is calculated from a third-party source, which is available here: https://www.blockchain.com/charts/hash-rate. Data from third-party sources has not been independently verified. See “Safe Harbor” below.

Forward-Looking Statements

Statements made in this press release include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue,” or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Risk Factors” in the Company’s Annual Reports on Form 10-K, as may be supplemented or amended by the Company’s Quarterly Reports on Form 10-Q. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

About Marathon Digital Holdings

Marathon is a digital asset technology company that mines cryptocurrencies with a focus on the blockchain ecosystem and the generation of digital assets.

Marathon Digital Holdings Company Contact:

Telephone: 800-804-1690

Email: ir@marathondh.com